McGraw-Hill Global Education Holdings Q2-2015 Investor Update August 13, 2015 Exhibit 99.1

All statements in this presentation and the oral remarks made in connection herewith that are not statements of historical fact are “forward-looking statements” within the meaning of securities laws.
Forward-looking statements include any statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, and objectives of management. The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘project,’’
‘‘target,’’ ‘‘potential,’’ ‘‘will,’’ ‘‘would,’’ ‘‘could,’’ ‘‘should,’’ ‘‘continue,’’ and similar expressions commonly indicate a forward-looking statement, although not all forward-looking statements may contain these words.
You should not put undue reliance on forward-looking statements.  All forward-looking statements are subject to certain risks and uncertainties, and actual results or events could differ materially from the plans, intentions and expectations described therein. We undertake no obligation to revise forward-looking statements to reflect events or circumstances that arise after the statements are made.
Important Notice
Regarding Forward-Looking Statements

Meeting Participants & Agenda

Introduction
Business & Digital Transformation Update
Financial Overview
David Kraut, Treasurer,
Senior
Vice
President
–
Investor
Relations
David Levin, President &
Chief Executive Officer
Patrick Milano, Chief Financial Officer
& Chief Administrative Officer

4 Q2-15 Business Update

Q2-15 Solid Digital Momentum
Second quarter and YTD financial results met expectations
–
Increased Higher Ed market share in the LTM period
–
International Cash Revenue grew on a constant currency basis; reported results unfavorably impacted by the strong U.S. dollar
Digital momentum driving strong sales and financial performance
–
Robust
user
growth
across
flagship
digital
solutions
such
as
ALEKS,
Connect
and
LearnSmart
–
Ownership of adaptive technology remains a key differentiator
–
Direct to consumer e-commerce revenue growth continues
Acquired €6 million equity stake in busuu in July, a global mobile language learning platform
Appointed Sally Shankland as president of Higher Education business

Higher Education Business Mix
Q2-15 Digital Trends
Digital transformation progressing well
Digital now 41% of Higher Ed Cash Revenue
in the LTM period
–
YTD proprietary e-commerce Cash Revenue
up 47% Y/Y
Double digit unique user growth across
platforms and solutions
Instructor and student engagement levels
continue to increase
–
Promotes real-time feedback to instructors
and students
–
Deeper understanding of concepts
User Engagement
4 Billion LearnSmart
questions answered since 2009; Averaging 100 Million + per month
6
Unique Users
YTD June  2015
vs. YTD 2014
Connect
1.9 million
+ 13%
   Instructor Assignments Created
5.9 million
+ 26%
   Student Assignments Submitted
42.6 million
+ 13%
LearnSmart
1.2 million
+ 33%
ALEKS
0.6 million
+ 17%
9%
16%
30%
38%
41%
10%
13%
24%
29%
28%
81%
71%
46%
33%
31%
2008
2010
2012
2014
LTM June 2015
Digital
Custom Print
Traditional
$687
$803
$776
$838
$853
($
in
Millions)

Evolving from “Inputs Focused” to “Results Driven” Model
Agile, faster quality enhancement
Content revision driven by usage data
Lower plate investment
Development
Approach
First editions published each year and
existing title revisions published every
2-4 years
Product sale paid upfront; revenue
recognized over time
Increasingly direct to student
Disintermediate used and rental
Sales Model
Product sale paid upfront; revenue
recognized upfront
Third party channel partners
Full service center
Outcomes focused –
feedback used to
improve offerings
Support
Minimal service after the sale
Little ongoing contact with customer
Print: Not Readily Known
Digital: Measurable Real-Time
Educational
Impact
Digital
Print
7
Book first
Rigid platform
One size fits all
Adaptive and personalized
Modular learning platform
Open access
Curriculum
Concept

Digital Transformation
Connect Your Way, a digital first product offer, launched this summer
–
Competitively priced digital offering with optional loose leaf print supplement
–
Facilitates easy transition to digital
–
Disintermediates used and rental
Enhancing tools and platforms while pursuing digital growth across all offerings
–
New simplified Connect
design launching this summer, for better student experience
–
Tablet-ready
version
of
SmartBook
available
for
new
titles
–
Beginning to implement enterprise architecture to eliminate duplicate products and platforms to better leverage technology and drive innovation
–
Advancing
international
adaptive
market
reach
with
ALEKS
Spanish
availability
Pipeline
growing
for
third-party
licensing
of
LearnSmart
and
SmartBook
adaptive
learning
–
Successfully launched Danish publisher on the platform
–
Corporate pilots underway

Q2-15 Financial Update 9

Q2-15 Financial Update
Q2 and YTD financial results met expectations with strong Cash Revenue growth in
Higher Ed driven in part by favorable timing of distribution partner purchases in June
Digital Cash Revenue growth, thorough cost management efforts and operating efficiencies across the business improved profitability in the quarter
Digital Cash Revenue growth continues to outpace traditional print revenue declines
Sales visibility during the summer is becoming more challenging as digital purchases continue to move closer to the start of the semester
International Cash Revenue grew in Q2 on a constant currency basis
Issued
$100
million
of
additional
HoldCo
debt
in
the
quarter
and
issued
dividend
from
OpCo
to HoldCo
during the quarter sufficient to cover the August debt service payment
Acquired
€6
million
equity
stake
in
busuu
in
July

MHGE Financial Performance Summary
Growth in digital
continues to offset
the decline in
traditional print
volume
Higher Education YTD digital growth of
25% driven by increasing sales of
Connect
and ALEKS
International YTD digital growth of 8%
driven by Connect and
ALEKS sales
Professional digital Cash Revenue
approaching 50% of total YTD cash
revenue
Total
Cash
Revenue
Digital
Cash
Revenue
Post Plate
Adjusted
Cash
EBITDA
($
in
Millions)
11
Continued strong
growth of digital Cash
Revenues in Q2 and
YTD 2015
Significant continuing
investment in our high
growth digital
offerings being funded
by cost savings and
Cash Revenue growth
Continued growth of digital driving
total Cash Revenue increases
$10 million negative impact to YTD
and $6 million for Q2 due to strong
U.S. dollar
Traditional print declined $23 million
or 10% in the YTD period
Actioned $92 million of run-rate cost
savings since 2013; approximately
two-thirds realized through the P&L
Digital Platform Group (DPG) non-
capitalized YTD investment increased
nearly 10% in 2015 vs. 2014
Inclusive of DPG investment,
operating expenses down YTD
Total MHGE
% Change / % of total Cash Revenue
Q214
Q215
YTD 14
YTD 15
$73
$81
$138
$164
32%
36%
33%
40%
+12%
+19%
Q214
Q215
YTD 14
YTD 15
Q214
Q215
YTD 14
YTD 15
$227
$228
$414
$412
+1%
(0%)
$15
$24
$4
$16
7%
11%
1%
4%
+58%
+354%

$114
$125
$229
$244
+9%
+6%
($
in
Millions)
Total Cash
Revenues
% Change
Post Plate
Adjusted Cash EBITDA
% Change / Margin %
25% growth in digital Cash
Revenues YTD and 17% for Q2
Digital growth driven by
increased sales of Connect and
ALEKS
Traditional print sales declined
9% YTD, as expected
Traditional print sales down 14%
YTD and 18% in Q2
Cash EBITDA decline driven by
timing related Cash Revenue
variance
International Cash Revenues
grew on a constant currency
basis in the quarter
Full year digital growth driven by
sales of Connect
and ALEKS
across multiple regions
Higher
Education
Professional
International
Notes:
Post Plate Adjusted Cash EBITDA will not sum to total MHGE due to the ‘Other’ reporting segment.  See Appendix for reconciliation.
Business Unit Financial Performance Summary
Q214
Q215
YTD 14
YTD 15
Q214
Q215
YTD 14
YTD 15
Q214
Q215
YTD 14
YTD 15
Q214
Q215
YTD 14
YTD 15
Q214
Q215
YTD 14
YTD 15
Q214
Q215
YTD 14
YTD 15
$33
$30
$57
$52
(10%)
(9%)
$11
$8
$13
$9
31%
27%
23%
17%
(23%)
(32%)
$79
$74
$127
$117
(7%)
(8%)
$8
$6
$(4)
$(4)
10%
8%
-3%
-3%
(29%)
+6%
12
$(1)
$11
$(3)
$11
-1%
9%
-2%
5%
(nm)
(nm)

$17
$14
$31
$27
51%
47%
54%
51%
(18%)
(14%)
$74
$68
$118
$106
93%
92%
93%
91%
(8%)
(10%)
$5
$6
$9
$10
7%
8%
7%
9%
+4%
+8%
$150
$200
$250
$300
$350
$400
2013
2014
LTM June YTD 2015
Trad. Print
Custom Print
Digital
$32
$41
$85
$78
28%
33%
37%
32%
+26%
(9%)
($
in
Millions)
Digital
Cash Revenues
%
Change
/
%
of
total
Cash
Revenue
Custom Print Cash
Revenues
% Change / % of total Cash Revenue
Traditional
Print
Cash
Revenues
% Change / % of total Cash Revenue
Higher Education Cash Revenue Trend
Higher
Education
Professional
International
$811
$838
$853
Digital Cash Revenue is growing at a
CAGR of 15.0% since 2012
Total
Cash
Revenue
Revenue Mix by Business Unit
Q214
Q215
YTD 14
YTD 15
$51
$60
$102
$128
45%
48%
45%
52%
+17%
+25%
Q214
Q215
YTD 14
YTD 15
$31
$24
$42
$38
27%
19%
18%
16%
(22%)
(9%)
Q214
Q215
YTD 14
YTD 15
Q214
Q215
YTD 14
YTD 15
Q214
Q215
YTD 14
YTD 15
Q214
Q215
YTD 14
YTD 15
Q214
Q215
YTD 14
YTD 15
$16
$16
$26
$25
49%
53%
46%
49%
(2%)
(2%)

Significant liquidity of
$287
million
–
$47 million of cash
–
Bank revolver fully available as of
June 30,
2015 and as of today
Diligent working capital management
Net leverage of 3.2x as of June 30
–
Net leverage including HoldCo debt of 4.4x
($
in
Millions)
14
9.75% Notes Due 2021
$800.0
4.75% (Floating) Term Loan Due 2019
677.3
Revolving Credit Facility Due 2018 ($240M)
-
Total Indebtedness
$1,477.3
Cash and Cash Equivalents
(46.6)
Net Indebtedness at June 30, 2015
$1,430.7
Last Twelve Months Covenant EBITDA
(1)
$440.3
Net First Lien Leverage Ratio
(2)
3.25x
8.5% Holdco Notes Due 2019
(3)
$500.0
Pro Forma for Holdco Debt
4.38x
Cash and Cash Equivalents
$46.6
Revolving Credit Facilities
$240.0
Outstanding Letters of Credit
-
Outstanding Borrowings
-
Available Under Credit Facilities at June 30, 2015
$240.0
Total Liquidity at June 30, 2015
$286.6
Indebtedness
Liquidity
Q2-15 Capital Structure & Liquidity Update
Debt balances exclude unamortized Original Issue Discount (OID).
(1)      Covenant definition of EBITDA is Pre-Plate Pro Forma Adjusted EBITDA.
(2)      Net First Lien Leverage covenant of 7.00x takes effect only if 20% of revolving line of credit is drawn.
(3)      On April 6, 2015, the company issued an incremental $100 million of
           HoldCo debt due in 2019.  During Q2, Company made a dividend payment to
           HoldCo sufficient to cover the August 1, 2015 debt service payment.

15 Appendix: Key Terms & Financial Detail

Glossary
McGraw-Hill Global Education
Holdings, LLC (MHGE)
McGraw-Hill
Education’s Higher Education, Professional and International businesses
Connect
Mobile-first learning platform for students and instructors in the higher education market
SmartBook
Adaptive reading
product designed to help students understand and retain course material by guiding each student through a highly personal study experience
LearnSmart
Adaptive learning program which personalizes learning and designs targeted study paths for students
ALEKS
Adaptive
learning
technology
for
the
K-12
and
higher
education
markets,
primarily
Math
Financial Terminology
Cash Revenue
GAAP revenue plus the change in deferred revenue excluding the impact of purchase accounting
Deferred Revenue
Advance payments or unearned revenue recorded until services have been rendered or products have been delivered in accordance with GAAP
Adjusted Cash EBITDA
Adjusted EBITDA is defined as EBITDA adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing our senior secured notes and/or our senior secured credit facilities
Post-Plate Adjusted Cash
EBITDA
EBITDA adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance including the cash spent for plate investment
Plate Investment Cash Costs
Plate
investment
cash
costs
reflect
the
costs
incurred
in
the
development
of
instructional
solutions,
principally
design
and content
creation.
These
costs
are
capitalized
when
the
title
is
expected
to
generate
future
economic
benefits
and are amortized upon publication of the title over its estimated useful life of up to six years
Digital Revenue
Represents
standalone
digital
sales
and,
where
digital
product
is
sold
in
a
bundled
arrangement,
only
the
value
attributed
to
the
digital
component
(s)
is
included.
The
attribution
of
value
in
bundled
arrangement
is
based on
relative selling prices (inclusive
of discounts)

What is Adaptive Technology?
Adaptive ownership drives a true competitive advantage
–
Method of practice based on educational theory and cognitive science that personalizes learning by continually assessing students’ knowledge, skill and confidence levels and designing targeted study paths that help improve areas of weakness and retain competencies
–
Proprietary
algorithms
used
in
ALEKS,
LearnSmart
and
SmartBook
adaptive
tools
Adaptive technology is a win-win
Empowers educators by providing them more information to engage with learners in real-time
For the learner, our tools and resources adapt to specific needs and learning styles for more effective and efficient learning with outcomes measured real time
For McGraw-Hill Education
–
Promotes stickiness of the product
–
Disintermediates rental and used substitutes and claws back lost share
–
Drives net revenue growth and improves margins over time

Cash Revenue Bridge and Operating Segment Detail
Amounts above may not sum due to rounding.

($ in Millions)
June 30, 2014
June 30, 2015
June 30, 2014
June 30, 2015
Reported Revenue
252
$
251
$
456
$
451
$
Eliminate Impact of Purchase Accounting
(3)

-

(2)

1

Total
249

251

454

451

Change in Deferred Revenues
(22)

(22)

(41)

(39)

Total Cash Revenues
227
$
228
$
414
$
412
$
Cash Revenue by Segments
Higher Ed
114
$
125
$
229
$
244
$
Professional
33

30

57

52

International
79

74

127

117

Total
227
$
228
$
414
$
412
$
Cash EBITDA by Segments
Higher Ed
(1)
$
11
$
(3)
$
11
$
Professional
11

8

13

9

International
8

6

(4)

(4)

Other
(2)

(0)

(2)

0

Total
15
$
24
$
4
$
16
$
Three Months Ended
Six Months Ended

($ in
Millions)
Q2-15
Cash Revenue Detail
Accrued returns are reflected in traditional revenue.
Custom Cash Revenue includes traditional print products sold as part of a bundled custom solution.
Q2
Cash Revenue Detail by Component
19
June YTD Cash Revenue Detail by Component
Figures are represented on a cash basis inclusive of actual returns but excluding purchase accounting adjustments detailed in the Appendix.
Q2 Digital Cash Revenue
Q2 Custom Print Cash Revenue
Q2 Traditional Print & Other Cash Revenue
Q2 Total Cash Revenue
2013
2014
2015
2014
2013
2014
2015
2014
2013
2014
2015
2014
2013
2014
2015
2014
Higher Ed
$43
$51
$60
16.8%
$30
$31
$24
(21.5%)
$35
$32
$41
26.4%
$108
$114
$125
9.2%
Professional
11
16
16
(1.9%)
-
-
-
N/C
18
17
14
(18.3%)
29
33
30
(10.3%)
International
3
5
6
3.5%
-
-
-
N/C
83
74
68
(7.8%)
87
79
74
(7.0%)
Other
-
-
-
N/C
-
-
-
N/C
(0.0)
(0.0)
(0.0)
(74.5%)
(0.0)
(0.0)
(0.0)
(74.5%)
Total MHGE
$57
$73
$81
11.6%
$30
$31
$24
(21.5%)
$137
$123
$123
(0.3%)
$224
$227
$228
0.7%
% of total
Higher Ed
40%
45%
48%
27%
27%
19%
33%
28%
33%
100%
100%
100%
Professional
37%
49%
53%
0%
0%
0%
63%
51%
47%
100%
100%
100%
International
4%
7%
8%
0%
0%
0%
96%
93%
92%
100%
100%
100%
Total MHGE
26%
32%
36%
13%
14%
11%
61%
54%
54%
100%
100%
100%
%
vs
%
vs
%
vs
%
vs
YTD Digital Cash Revenue
YTD Custom Print Cash Revenue
YTD Traditional Print Cash Revenue
YTD Total Cash Revenue
2013
2014
2015
2014
2013
2014
2015
2014
2013
2014
2015
2014
2013
2014
2015
2014
Higher Ed
$84
$102
$128
24.9%
$47
$42
$38
(9.2%)
$77
$85
$78
(8.6%)
$208
$229
$244
6.3%
Professional
22
26
25
(2.5%)
-
-
-
N/C
35
31
27
(13.8%)
57
57
52
(8.6%)
International
6
9
10
8.2%
-
-
-
N/C
139
118
106
(9.8%)
145
127
117
(8.4%)
Other
-
-
-
N/C
-
-
-
N/C
0.0
(0)
(0)
N/M
0.0
(0)
(0)
N/M
Total MHGE
$112
$138
$164
18.6%
$47
$42
$38
(9.2%)
$251
$234
$211
(9.9%)
$410
$414
$412
(0.3%)
% of total
Higher Ed
40%
45%
52%
22%
18%
16%
37%
37%
32%
100%
100%
100%
Professional
39%
46%
49%
0%
0%
0%
61%
54%
51%
100%
100%
100%
International
4%
7%
9%
0%
0%
0%
96%
93%
91%
100%
100%
100%
Total MHGE
27%
33%
40%
11%
10%
9%
61%
57%
51%
100%
100%
100%
%
vs
%
vs
%
vs
%
vs

Q2-15
Income Statement Excluding Impact of Transaction

($ in Millions)
2014
2015
2014
2015
2014
2015
Revenue
252
$
251
$
(3)
$
-
$
249
$
251
$
Cost of goods sold
71
74
3
-
74
74
Gross profit
181
176
(6)
-
175
176
Operating expenses
Operating & administration expenses
154
139
-
-
154
139
Depreciation
4
6
-
-
4
6
Amortization of intangibles
31
23
(29)
(21)
2
2
Transaction costs
1
-
(1)
-
-
-
Total operating expenses
190
168
(30)
(21)
160
147
(Loss) income from operations
(9)
9
25
21
16
30
Interest (income) expense, net
36
32
(36)
(32)
-
-
Other (income)
(1)
(6)
1
6
-
-
(Loss) income from operations before taxes on income
(44)
(17)
59
47
16
30
Income tax (benefit) provision
10
(4)
23
18
33
14
Net (loss) income
(54)
(13)
36
29
(18)
16
Less: Net loss attributable to noncontrolling interests
0
-
-
-
0
-
Net loss (income) attributable to McGraw-Hill Global Education
Intermediate Holdings, LLC
(54)
$
(13)
$
36
$
29
$
(17)
$
16
$
Post-Plate Adjusted Cash EBITDA
15
$
24
$
15
$
24
$
Cash Revenue Bridge
Revenue per above
249
251
Change in deferred revenue per Cash Revenue schedule
(22)
(22)
Cash Revenue
227
228
Operating Expense Bridge
Total Operating Expenses Per Above
160
147
Less: Depreciation & Amortization of intangibles
(6)
(8)
Less: Acquisition costs
(0)
-
Less: Amortization of prepublication costs
(10)
(9)
Less: Restructuring and cost savings implementation charges
(5)
(5)
Less: Physical Separation Costs
(6)
-
Less: Other adjustments
(7)
(4)
Adjusted Operating Expenses
125
121
Reported
Transaction Impact
Excluding Impact From Transaction
Three Months Ended June 30,
Three Months Ended June 30,
Three Months Ended June 30,

June YTD
Income Statement Excluding Impact of Transaction

($ in Millions)
2014
2015
2014
2015
2014
2015
Revenue
456
$
451
$
(2)
$
1
$
455
$
451
$
Cost of goods sold
125
130
3
-
128
130
Gross profit
331
321
(4)
1
327
322
Operating expenses
Operating & administration expenses
322
286
-
-
322
286
Depreciation
9
13
-
-
9
13
Amortization of intangibles
57
47
(53)
(43)
4
4
Transaction costs
3
-
(3)
-
-
-
Total operating expenses
391
345
(56)
(43)
335
302
(Loss) income from operations
(60)
(24)
52
44
(7)
19
Interest (income) expense, net
80
66
(80)
(66)
-
-
Other (income)
(10)
(7)
10
7
-
-
(Loss) income from operations before taxes on income
(130)
(83)
123
103
(7)
19
Income tax (benefit) provision
(19)
(26)
47
40
28
14
Net (loss) income
(111)
(57)
75
63
(36)
5
Less: Net loss attributable to noncontrolling interests
0
-
-
-
0
-
Net loss (income) attributable to McGraw-Hill Global Education
Intermediate Holdings, LLC
(111)
$
(57)
$
75
$
63
$
(36)
$
5
$
Post-Plate Adjusted Cash EBITDA
4
$
16
$
4
$
16
$
Cash Revenue Bridge
Revenue per above
455
451
Change in deferred revenue per Cash Revenue schedule
(41)
(39)
Cash Revenue
414
412
Operating Expense Bridge
Total Operating Expenses Per Above
335
302
Less: Depreciation & Amortization of intangibles
(13)
(16)
Less: Acquisition costs
(3)
-
Less: Amortization of prepublication costs
(21)
(19)
Less: Restructuring and cost savings implementation charges
(14)
(10)
Less: Physical Separation Costs
(11)
-
Less: Other adjustments
(13)
(9)
Adjusted Operating Expenses
260
248
Reported
Transaction Impact
Excluding Impact From Transaction
Six Months Ended June 30,
Six Months Ended June 30,
Six Months Ended June 30,

EBITDA and Adjusted EBITDA
EBITDA, a measure used by management to assess operating performance, is defined as income from continuing operations plus interest, income taxes, depreciation and amortization, including amortization of prepublication costs (“plate investment”).
Adjusted EBITDA is defined as EBITDA adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing our senior secured notes and/or our new senior secured credit facilities. Post-Plate Adjusted Cash EBITDA reflects the impact of cash spent for plate investment. Plate investment costs, reflecting the cost of developing education content, are capitalized and amortized. These costs are capitalized when the title is expected to generate probable future economic benefits and are amortized upon publication of the title over its estimated useful life of up to six years. Post-Plate Adjusted Cash EBITDA reflects EBITDA as defined in the First Lien Credit
Agreement and the Bond Indenture.
Each of the above described EBITDA-based measures is not a recognized term under U.S. GAAP and does not purport to be an alternative to income from continuing operations as a measure of operating performance or to cash flows from operations as a measure of liquidity. Additionally, each such measure is not intended to be a measure of free cash flows available for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. Such measures have limitations as analytical tools, and you should not consider any of such measures in isolation or as substitutes for our results as reported under U.S. GAAP. Management compensates for the limitations of using non-GAAP financial measures by using them to supplement U.S. GAAP results to provide a more complete understanding of the factors and trends affecting the business than U.S. GAAP results alone.
Because not all companies use identical calculations, these EBITDA-based measures may not be comparable to other similarly titled measures of other companies.
Management believes EBITDA is helpful in highlighting trends because EBITDA excludes the results of decisions that are outside the control of operating management and can differ significantly from company to company depending on long-
term strategic decisions regarding capital structure, the tax rules in the jurisdictions in which companies operate, and capital investments. In addition, EBITDA provides more comparability between the historical operating results and operating results that reflect purchase accounting and the new capital structure.
Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA and Post-Plate Adjusted Cash EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future.

Q2-15
Adjusted Cash EBITDA

($ in Millions)
Jun 30, 2014
Jun 30, 2015
June 30, 2014
June 30, 2015
Net Income
(54)
$
(13)
$
(111)
$
(57)
$
Interest (income) expense, net
36

32

80

66

Provision for (benefit from) taxes on income
10

(4)

(19)

(26)

Depreciation, amortization and plate investment amortization
45

38

86

78

EBITDA
38
$
53
$
37
$
61
$
Deferred revenue (a)
(25)

(22)

(43)

(38)

Restructuring and cost savings implementation charges (b)
5

5

14

10

Sponsor fees (c)
1

1

2

2

Purchase accounting (d)
(3)

-

(3)

-

Transaction costs (e)
1

-

3

-

Acquisition costs (f)
0

-

3

-

Physical separation costs (g)
6

-

11

-

Other (h)
5

(3)

1

0

Adjusted EBITDA
28
$
33
$
26
$
35
$
Plate investment cash costs (i)
(13)

(9)

(22)

(18)

Post-Plate Adjusted Cash EBITDA
15
$
24
$
4
$
16
$
Three Months Ended
Six Months Ended

Adjusted Cash EBITDA Footnotes

Notes:
(a) We receive cash for certain digital products up front but recognize revenue over time. We record a liability for deferred revenue when we receive the cash.
This adjustment represents the net effect of converting deferred revenues (inclusive of deferred royalties) on digital sales to a cash basis assuming the collection of all receivable balances. For the six months ended June 30, 2015, this adjustment was $38,927, and there was also purchase accounting adjustments that decreased reported revenues by $683.
(b) Represents run-rate cost savings, non-recurring severance and other expenses associated with headcount reductions and other cost savings initiated in
2014 as part of our formal restructuring initiatives to create a flatter and more agile organization.
(c) Beginning in 2014, $3,500 of annual management fees was recorded and payable to the Sponsor.
(d) Represents the effects of the application of purchase accounting associated with the acquisition of MHC's educational materials and learning solutions business on March 22, 2013, driven by the step-up of acquired inventory. The deferred revenue adjustment recorded as a result of purchase accounting has been considered in the deferred revenue adjustment.
(e) The amount represents the transaction costs associated with the acquisition of MHC's educational materials and learning solutions business on March 22,
2013.
(f) The amount represents costs incurred for acquisitions subsequent to the Founding Acquisition for ALEKS and Area 9.
(g) The amount represents costs incurred to physically separate our operations from MHC. These physical separation costs were incurred subsequent to the
Founding Acquisition.
(h) For the six months ended June 30, 2015, the amount represents (i) non-cash incentive compensation expense; and (ii) other adjustments permitted and/or required under the indentures governing MHGE's notes and the credit agreement governing MHGE's senior credit facilities. For the six months ended June 30,
2014, the amount represents (i) cash distributions to noncontrolling interest holders of $169; (ii) non-cash incentive compensation expense; (iii) elimination of non-cash gain of $7,329 in Area 9; and (iv) other adjustments permitted and/or required under the indentures governing MHGE's notes and the credit agreement governing MHGE's senior credit facilities.
(i) Represents cash spent for plate investment during the period.